Exhibit 10.8

ASSIGNMENT OF PROMOTIONAL INTEREST (C-4) (C-5)

(Cottonwood Communities)

This ASSIGNMENT OF PROMOTIONAL INTEREST (the “Assignment”), effective as of March 1, 2019 (the “Effective Date”) is made and entered into by and between Cottonwood Residential O.P., LP, a Delaware limited partnership (“CROP”), Cottonwood Communities Investor, LLC, a Delaware limited liability company (“CC Investor”), Cottonwood Communities Advisors Promote, LLC, a Delaware limited liability company (“CCA Promote”). Terms not defined herein shall of the meanings given to them on Exhibit A hereto.

In consideration of the mutual agreements set forth herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

1. CC Investor hereby assigns and transfers all of CC Investor’s right to and interest in the CC Investor CCI OP Promote to CROP. CROP hereby assumes all of CC Investor’s right to and interest in the CC Investor CCI OP Promote.

2. CROP hereby contributes and transfers all of CROP’s right to and interest in the CC Investor CCI OP Promote to CCA Promote. CCA Promote hereby assumes all of CROP’s right to and interest in CC Investor CCI OP Promote.

3. CC Investor, CROP and CCA Promote each separately represents and warrants that it is a duly formed and validly existing entity in good standing under the laws of the jurisdiction of its formation and it has the full right, power, and authority to enter into and perform the obligations of this Assignment.

4. CC Investor, CROP and CCA Promote each separately represents and warrants that the execution, delivery and performance of this Assignment will not conflict with or, with or without notice or the passage of time or both, result in a breach or default under any agreement to which it is a party or by which it is bound (including its organizational documents) or any applicable law, rule, regulation, ordinance, or code or any judgment, order, or decree of any court with jurisdiction.

5. CC Investor, CROP and CCA Promote each separately represents and warrants that its respective promotional interest in connection with this Assignment is in full force and effect, has not been terminated, previously transferred, assigned or encumbered and there are no defaults existing under the applicable agreements granting such promotional interest.

6. CC Investor, CROP and CCA Promote each separately represents and warrants that there is no litigation, arbitration, mediation, or other similar proceeding pending, or to its knowledge threatened, that affects or will affect its respective promotional interest or its ability to enter into this Assignment

7. This Assignment may be executed in counterparts, each of which, when taken together, shall be deemed one fully executed original.

8. This Assignment shall be construed and enforced in accordance with the internal laws of the State of Utah without regard to conflict of law principles.

9. All provisions of this Assignment shall inure to the benefit of and shall be binding upon the successors-in-interest, assigns, and representatives of the parties hereto.

[Signatures on Following Pages]

IN WITNESS WHEREOF, this Assignment has been executed as of the Effective Date set forth above.

CROP:			CCA PROMOTE:

Cottonwood Residential O.P., LP, a Delaware limited partnership			Cottonwood Communities Advisors Promote, LLC, a Delaware limited liability company

By:	Cottonwood Residential II, Inc., a Maryland corporation, its general partner		By:	Cottonwod Capital Management, Inc., a Delaware corporation, its manager

	By:	/s/ Gregg Christensen Gregg Christensen Chief Legal Officer		By:	/s/ Gregg Christensen Gregg Christensen Chief Legal Officer

CC INVESTOR:

Cottonwood Communities Investor, LLC, a Delaware limited liability company

			By:	Cottonwood Residential O.P., LP, a Delaware limited partnership, its sole member

				By:	Cottonwood Residential II, Inc., a Maryland corporation, its general partner

					By:	/s/ Gregg Christensen Gregg Christensen Chief Legal Officer

[Signature Page to Assignment of CCI OP Promote]

GENERAL PARTNER CONSENT:

Pursuant to Section 9.2(a) of the CCI OP LP Agreement, the General Partner hereby consents to the Assignment.

CCI OP GENERAL PARTNER: Cottonwood Communities, Inc., a Maryland corporation

By:	/s/ Gregg Christensen
Gregg Christensen Chief Legal Officer

[Signature Page to Assignment of CCI OP Promote]

EXHIBIT A

DEFINITIONS

“CCI OP LP Agreement” shall mean the Amended and Restated Limited Partnership Agreement of Cottonwood Communities OP, LP, dated August 13, 2018, as amended.

“CC Investor CCI OP Promote” shall mean the promotional interest of Cottonwood Residential (as defined in the CCI OP LP Agreement) pursuant to Sections 5.1(a)(i)(3), 5.1(a)(ii)(1), 5.2(a)(ii), 5.6, and 9.7 of the CCI OP LP Agreement.

“General Partner” shall have the meaning as set forth in the CCI OP LP Agreement.

EXHIBIT A